SASCO 2005-GEL2
Credit Risk Manager Report
June 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

This Report is furnished on a confidential basis to the recipient listed herein. By acceptance of this Report, the recipient agrees that it will not:

I. Transmit this Report to anyone other than a person or entity having a fiduciary relationship with, or beneficial interest in, this portfolio;
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One     Executive Summary
Section Two     Prepayment Premium Analysis
Section Three   Loan-Level Report
Section Four    Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-GEL2
Executive Summary
June 2005

Transaction Summary

Closing Date:        04/29/2005
Servicer(s):         Aurora Loan Services, COLONIAL MORTGAGE GROUP, Inc.,
                     Ocwen Financial Services, Wells Fargo / ASC,
                     Wells Fargo Bank, N.A.
Mortgage Insurer(s): CA Housing Insurance Fund, General Electric Mortgage
                     Insurance, Mortgage Guaranty Insurance Corporation,
                     PMI Mortgage Insurance Co., Republic Mortgage
                     Insurance Company, United Guaranty Residential
                     Insurance Company
Delinquency Reporting
Method:              OTS*

Collateral Summary

                        Closing     5/31/05**     5/31/05
                          Date                    as a % of
                                                  Closing Date

Collateral Balance    $197,188,675  $152,720,953    77.44%
Loan Count                1,236       1,133         91.67%


* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.

Loan Level Analysis

Multiple Loans to One Borrower

Murrayhill identified 22 multiple loans to one borrower within this portfolio. All but one set are first and second liens on the same property.
-Seventy-seven percent were originated to purchase the property.
-Eighteen percent are investment properties.
-Sixty-four percent were originated using stated or limited documentation to qualify the borrower.
As of 5/31/2005, three sets of multiple loans to one borrower are delinquent. Below are details on these six loans.

Murrayhill Delinquency   Lien     CLTV*  Ownership
   ID        Status    Position            Type

6284468        FC         1        87%    Primary
6284480        60         2              Residence
6284710        60         1        37%    Primary
6284927        60         2              Residence
6284317        FC         1        N/A   Investment
6284329        30         1              Investment
*The CLTV is calculated using the first and second lien unpaid principal balance, and the most recent valuation.

Murrayhill will continue to monitor these loans to ensure the servicer proceeds through the foreclosure process in the appropriate manner.

Value Decline  Murrayhill ID 6284228

-This loan was originated as a rate/term refinance on 8/26/2004 with an appraised value of $450,000, and a loan amount of $360,000.
-A BPO performed on 4/18/2005 valued the property at $299,000, which represents a decline of $151,000 since origination.
-Based on this value, Murrayhill is estimating a loss of $134,550, a severity of 37 percent. Murrayhill asked the servicer to provide the original appraisal and most recent BPO to reconcile the large value decline.
-This loan entered foreclosure status on 4/29/2005. This property is located in Alabama which has a three month foreclosure state timeline. Based on this timeline, this loan should go to foreclosure sale in July 2005.
-Murrayhill will continue to monitor this loan to ensure it proceeds through the foreclosure process in a timely manner.

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

                                Loan Count  Summed Balance

Repurchases                          0            $0
Early Payment Defaults *             1         $428,609
Suspect Original Appraisals **       0            $0
Multiple Loans to One Borrower      22        $3,821,462

* A default that occurs within the first, second, or third scheduled payments due
** Large value declines caused by an inflated original appraisal
2005 The Murrayhill Company. All Rights Reserved.

Second Lien Statistics

                                Loan Count   Summed Balance

Total Outstanding Second Liens     319        $7,701,379
30 Days Delinquent                   8        $163,586
60 Days Delinquent                   9        $226,424
90+ Days Delinquent                  3        $66,288

Mortgage Insurance Analysis
                                 Number   Dollar
                                of Loans  Amount
Claim Payment Breakdown             0       $0
Claims Paid                         0       $0*
Claims Pending                      0       $0**
Claims Rescinded                    0       $0
Claims Without Payment              0       $0
Claims Denied                       0       $0
Claims Withdrawn                    0       $0

*Estimated based on internal calculations
**Estimated claim payment if the claim had not been rescinded

Delinquencies
                             30   60   90+   F   R
As Reported on Remittance:   43   14    7    8   0
As Reported by the Servicer: 45   29    9    8   0
Difference*:                  2   15    2    0   0

*Murrayhill is working with the Master Servicer to determine the reason for the delinquency difference.

Prepayments

Distribution   Beginning      Total        Percentage of
Date           Collateral     Prepayments  Prepayment
               Balance
6/25/2005     $164,170,556    $5,150,647     3.14%
5/25/2005     $171,608,214    $6,894,203     4.02%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 6/25/2005 remittance, three loans were paid off with active prepayment flags, all ofwhich had premiums remitted totaling $40,520. Additionally, a total of $9,383 was remitted for backdated prepayment premiums for Murrayhill ID 6284451. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in May 2005.

Loss Analysis

As of the 6/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Prepayments
Mortgage Data Through: May 31, 2005

Total Cash Flows
                                                25-Jun-05   25-May-05
Remitted by Servicers                            $40,520     $14,719
Remitted by Trustee                              $49,903     $14,719
Difference                                       $9,383      $0

Total Collections by the Servicer
                                                25-Jun-05   25-May-05
Total Paid-Off Loans (A)                           33           35
Total Paid-Off Loans with Flags                     3            4

Exceptions                                          0            0
Expired Prepayment Clauses                          0            0
Liquidations (charge-offs, short sale, REO)         0            0
Acceleration of Debt                                0            0
Note did not Allow                                  0            0
Total Exceptions                                    0            0

Other Exceptions
Prohibited under State Statutes                     0            0

Loans with Active Prepayment                        3            3
Premiums with Remitted Premiums ( B )

Loans without Prepayment                            1            0
Flags with Remitted Premiums

Total Loans with Remitted                           4            3
Prepayment Premiums ( C )

Loans with Active Prepayment Premiums ( D )         3            4

Premiums Remitted for Loans with Active           100.00%      75.00%
Prepayment Flags (B/D)

Total Loans with Remitted Premiums (C/D)          133.33%      75.00%

Total Loans with Remitted Premiums to              12.12%       8.57%
the Total Paid-Off Loans (C/A)

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL2
Mortgage Data Through: May 31, 2005

Murrayhill State  Del.   Orig.  PPP   Exp.   Payoff   Premium   % of Premium
    ID           String  Date   Flag  Date   Balance  Remitted  to Payoff
                                                                Balance
6284217     NV     C0   9/20/04  0    N/A    $266,102 $13,304     5%
6285115     CA     C0  10/29/04  1  10/29/05 $318,833 $8,282      3%
6285101     WA     C0   8/30/06  2   8/30/06 $213,680 $7,087      3%
6284443     CA     C0   6/16/04  3   6/16/07 $431,635 $11,847     3%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions

FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C = The contractually due payment arrived on time.
3 = The contractually due payment had not arrived within thirty days. 6 = The contractually due payment had not arrived within sixty days. 9 = The contractually due payment had not arrived within ninety days. F = The property is in the process of foreclosure.
R = The property is real estate owned (REO).
0 = The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $9,607 9/6/2006 73.90% 6283974 $13,000
$13,381
BPO
12/1/2004
33
Monitor - BK
$13,429
$12,000
97%
112%
9/6/1997
3/6/2005
LA
566
Default Reason: (Unknown)
7/13/2005 The borrower filed for Chapter 13 bankruptcy in December 2004. It appears the borrower is making post-petition payments. Murrayhill will continue to monitor origination in excess of 95 percent. This loan had an origination LTV of 97 percent and has a current LTV of 100 percent. In addition, this loan is not covered by this loan to ensure post-petition payments are made. In addition, according to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at
MI. The final prospectus supplement states, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
1 $8,570 12/17/2006 6.41%
origination will be covered by a primary mortgage insurance policy.
6/17/1996 Internal Estimate 6283982 $133,700
$110,001 3/31/2005
33
Monitor - Pay Plan
$95,000
$124,049
141%
89% 3/17/2005
WA
609
Default Reason: (Unknown)
7/13/2005 The borrower is set up on a 12 month repayment plan which began on 2/25/2005. The borrower appears to be performing on the repayment plan. Murrayhill will had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination LTV of 141 percent and has a current LTV of 116 percent. In continue to monitor this loan to ensure the repayment plan payments are made. In addition, according to the final prospectus supplement, no loan will have addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan secured by a single family property and having a
1 ($5,205) 8/14/2006
loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance policy.
11/7/2001 Internal Estimate 87% -2.76% 6283986 $188,100
$176,969 3/31/2005
36
Monitor
$215,000
$212,274 83% 2/14/2005
LA
576
Default Reason: (Unknown)
6/7/2005 origination will be covered by a primary mortgage insurance policy. This loan had an origination LTV ratio of 88 percent and is not covered by MI. According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
MS 7/8/2002 Internal Estimate $24,078 104% 36.97% 1 3/8/2006 $25,000 $9,243 69
6284000
$23,109 3/31/2005 Monitor $22,976 101% 1/8/2005 481
Default Reason: (Unknown)
6/7/2005 According to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination LTV of 138 percent and has a current LTV of 96 percent. In addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance policy.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $29,918 9/10/2006 36.48% 6284009 $81,996
$79,263
Internal Estimate
3/31/2005
36
Monitor
$85,000
$70,756
96%
112%
9/10/2001
2/10/2005
IN
514
Default Reason: (Unknown)
6/7/2005 According to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination LTV of 97 percent and has a current LTV of 93 percent. In addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan policy.
1
secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance
AL 10/1/2004 BPO 80% 37.37% $450,000 2/1/2007 $134,550 6284228 $360,000
$355,466 4/18/2005
FF
Monitor $299,000 119% 1/1/2005 685
Default Reason: (Unknown)
6/3/2005 This loan entered foreclosure status on 4/29/2005. This property is located in Alabama which has a three month foreclosure state timeline. Based on this timeline, origination. Based on this value, Murrayhill is estimating a loss of $134,550, a severity of 37 percent. Murrayhill asked the servicer to provide the original this loan should go to foreclosure sale in July 2005. A BPO performed on 4/18/2005 valued the property at $299,000, this is a 34 percent value decline since appraisal and most recent BPO to reconcile the large value decline. Murrayhill will continue to monitor this loan to ensure it proceeds through the foreclosure

1 6284317
process in a timely manner.
1/1/2003
1/1/2005
($14,770)
18114543
10/1/2006
29.41%
-21.72%
B
$68,000
$66,817
BPO
11/10/2004
FF
Monitor
$80,000
$80,000
85%
84%
NY
600
Default Reason: (Unknown)
7/13/2005 This loan entered foreclosure status on 4/13/2005. This property is located in New York which has a eight month foreclosure state timeline. Based on this days delinquent. Both properties are multi-unit investment properties. Limited documentation was used to qualify the borrower at origination. timeline, this loan should go to foreclosure sale in December 2005. The property securing issuer number 14563829 is also owned by the same borrower and is 30
NY 3/1/2003 BPO $76,500 85% 2.60% 1 1/1/2007 $65,025 $1,695 C3 6284329
18537551 29.41% B $63,876 11/11/2004 Monitor $60,000 106% 3/1/2005 600
Default Reason: (Unknown)
7/13/2005 The property securing issuer number 14154496 is also owned by the same borrower and is in foreclosure status. Both properties are multi-unit investment properties. Limited documentation was used to qualify the borrower at origination.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 6284331 ($69,075)
18536666
12/1/2006
40.00%
-33.54%
B
$205,900
$217,988
BPO
3/9/2005
33
Monitor
$234,358
$239,000
88%
91%
2/1/2003
3/1/2005
WI
481
Default Reason: (Unknown)
91 percent. 7/13/2005 This loan has been added to the Watchlist because the borrower has a low FICO score of 481, a high unpaid principal balance of $218,169, and the loan's LTV is
NJ 1/1/2005 Internal Estimate $613,000 70% 16.09% 1 10/1/2006 $429,000 $69,030
36 6284384
$428,609 3/31/2005 Monitor $465,880 92% 2/1/2005 494
Default Reason: (Unknown)
6/6/2005 This loan has been added to the Watchlist because it is an early payment default, low documentation was used to qualify the borrower at origination, and it is a cash-out refinance. In addition, this loan has a high unpaid principal balance of $428,609.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 $27,433 5/1/2006 109.73% 6283957 $25,000
$24,939
BPO
12/13/2004
69
Monitor
$123,000
$120,000
20%
21%
8/1/2004
1/1/2005
AZ
494
Default Reason: (Unknown)
7/13/2005 This second lien has been added to the Watchlist because Murrayhill is estimating a loss of $34,093, a severity of 136 percent. According to the servicer system borrower is set up on a repayment plan . the senior lien is 90+ days delinquent and has a balance of $99,917. A repayment plan is pending for this loan. Murrayhill will continue to monitor to ensure the
NJ 12/1/2004 BPO $360,000 90% 29.00% 1 10/1/2006 $324,000 $93,988 36 6283962
$323,274 2/27/2005 Monitor $295,000 110% 2/1/2005 558
Default Reason: (Unknown)
7/13/2005 This loan has been added to the Watchlist because it is a multi-unit property and low documentation was used to qualify the borrower at origination. A BPO
According to the servicer system, this loan is in foreclosure status. Murrayhill is estimating a loss of $93,988. performed on 2/27/2005 valued the property at $295,000, an 18 percent value decline since origination. This value resulted in a loan-to-value of 110 percent.
SC 11/1/2004 BPO $125,000 85% 28.86% 1 7/1/2006 $106,250 $30,665 C6 6283964
$105,954 5/6/2005 Monitor $100,000 106% 2/1/2005 528
Default Reason: (Unknown)
7/13/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $30,665, a severity of 29 percent. A BPO performed on 5/6/2005 valued this property at $100,000, a 20 percent value decline since origination. According to the servicer system, a notice of intent was sent to the borrower on 6/10/2005, and this loan proceeded to foreclosure status in July 2005.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $20,026 5/1/2006 14.40% 6284423 $139,055
$136,232
BPO
9/28/2004
69
Monitor
$141,568
$145,000
98%
94%
11/1/2003
1/1/2005
AZ
523
Default Reason: (Unknown)
7/13/2005 According to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance LTV of 98 percent and has a current LTV of 94 percent. In addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan policy. A notice of intent was sent to the borrower on 5/23/2005.
1 $38,670 8/1/2006 28.43% 6284426 $136,000
$135,296
BPO
5/31/2005
FF
Monitor
$170,000
$129,000
80%
105%
6/1/2004
1/1/2005
MI
547
Default Reason: (Unknown)
7/13/2005 A BPO performed on 5/31/2005 valued this property at $129,000, a 24 percent value decline since origination. This loan entered foreclosure status on 5/3/2005.
though the foreclosure process in a timely manner. Based on Michigan foreclosure timelines, this property should go to foreclosure in July 2005. Murrayhill will continue to monitor this loan to ensure it proceeds
NY 11/10/2000 BPO $113,000 85% -56.27% 1 12/10/2006 $96,050 ($54,052) 36 6284427

$92,800 10/27/2004 Monitor $185,000 50% 2/10/2005 481
Default Reason: (Unknown)
6/7/2005 origination will be covered by a primary mortgage insurance policy. This loan is not covered by MI. According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
LA 10/1/2004 Internal Estimate $75,000 85% 41.69% 1 7/1/2006 $63,750 $26,578 FF
6284429
$63,649 3/31/2005 Monitor $57,253 111% 1/1/2005 473
Default Reason: (Unknown)
6/6/2005 will continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. This loan entered foreclosure status on 5/3/2005. Based on Louisiana foreclosure timelines, this loan should go to foreclosure sale in November 2005. Murrayhill
CA 7/1/2004 BPO $250,000 75% -48.26% 1 4/1/2006 $187,500 ($90,496) FF 6284457
$186,291 5/18/2005 Monitor $321,000 58% 1/1/2005 556
Default Reason: (Unknown)
7/13/2005 This loan entered foreclosure status on 5/3/2005. Based on California foreclosure timelines, this loan should go to foreclosure sale in September 2005. Murrayhill will continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. A BPO performed on 5/18/2005 valued this property at $321,000, this is a 28 percent value increase since origination.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($16,602) 1/1/2006 -18.86% 6284468 $88,000
$87,367
BPO
5/18/2005
FF
Monitor
$110,000
$125,000
80%
70%
5/1/2004
1/1/2005
MD
541
Default Reason: (Unknown)
7/13/2005 This loan entered foreclosure status on 5/3/2005. Based on Maryland foreclosure timelines, this loan should go to foreclosure sale in July 2005. Murrayhill will
$125,000, this is a 14 percent value increase from origination. The second lien on this property is also included within this portfolio, issuer number 113723647. continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. A BPO performed on 5/18/2005 valued this property at
The second lien is reporting as 60 days delinquent. The combined LTV ratio for these two loans is 87 percent.
2 $11,561 2/1/2006 52.54% 6284480 $22,000
$21,946
BPO
5/18/2005
36
Monitor
$110,000
$125,000
20%
18%
5/1/2004
2/1/2005
MD
541
Default Reason: (Unknown)
7/13/2005 Issuer number 11372979 is the senior lien to this second lien and it is contained within this portfolio. The senior lien entered foreclosure status on 5/3/2005. Based combined LTV ratio for these loans is 87 percent. Murrayhill will continue to monitor this loan to ensure the servicer remits excess proceeds to this loan. on Maryland foreclosure timelines, this property should go to foreclosure sale by July 2005. A BPO performed on 5/18/2005 valued this property at $125,000, the
VA 11/1/1998 Internal Estimate $464,000 80% -64.33% 1 3/1/2006 $370,700
($238,504) 6F 6284686
$340,536 3/31/2005 Monitor $657,261 52% 1/1/2005 539
Default Reason: (Unknown)
to foreclosure sale in August 2005. 7/13/2005 This loan has been added to the Watchlist because this loan entered foreclosure status on 5/26/2005. Based on Virginia foreclosure timelines, this loan should go
MA 10/14/1992 Internal Estimate $124,000 45% -338.38% 1 4/14/2006 $55,200
($186,786) 36 6284710
$33,254 3/31/2005 Monitor $247,403 13% 2/14/2005 561
Default Reason: (Unknown)
sent to the borrower on 5/2/2005. The combined LTV ratio for these two loans is 37 percent. 7/13/2005 The second lien for this property is also contained within this portfolio. Issuer number 114118193 is also 60 days delinquent. A Notice of Intent to foreclose was
MA 7/16/2000 Internal Estimate $152,000 16% -431.08% 2 4/16/2006 $25,000
($107,772) 36 6284927
$23,162 3/31/2005 Monitor $190,871 12% 2/16/2005 561
Default Reason: (Unknown)
7/13/2005 Issuer number 14113277 is the senior lien to this second. Both loans are 60 days delinquent. The servicer sent the borrower a Notice of Intent to foreclose on 5/2/2005. The combined LTV ratio is 37 percent.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Lien
Group
Valuation
Valuation Date
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 6285178 Internal Estimate
3/31/2005
11/14/2004
2/14/2005
FL
600
Default Reason: (Unknown)
6/7/2005 According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance policy. This loan is not covered by MI.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV
Orig. Appr.
Current Value Current Bal
$110,500
$110,191
$130,000
$103,647
85%
106%
* Severity
MI Type
Liq. Date
Coverage
6/14/2006 29.40%
Delinquency
Status
Est (Gain)/Loss
MI Certificate
$32,495 36
Monitor
2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005

AsOfDate   30 Days   60 Days   90 Days        FC         REO
4/30/2005  $4254844  $1694330  $0             $1372214   $0
5/31/2005  $5711814  $2724481  $716842        $1507109   $0
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005

AsOfDate   30 Days   60 Days  90 Days  FC   REO
4/30/2005   44          15      0       8    0
5/31/2005   45          29      9       8    0
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005

Date             Distribution Date         CPR
5/31/2005           6/25/2005             31.89%
4/30/2005           5/25/2005             38.96%
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: May 31, 2005

           Weighted    Default   Monthly  CDR     SDA   SDA
Date        Average      Amt     Default (F-R)    Curve   %
             Age                  Rate
31-May-05   43.94        $0       0.00%  0.00%   0.60%   0%
30-Apr-05   43.00        $0       0.00%  0.00%   0.60%   0%

Averages:   43.47        $0       0.00%  0.00%   0.60%   0%
2005 The Murrayhill Company. All Rights Reserved.